Exhibit 10.17

dELEGATION Agreement

Between

PRESTIGE GLOBAL ASSET MANAGEMENT LIMITED

(PGAM)

and

Prestige Asset Management Limited

(PAM)

In respect to the advisory agreement with Party A

BACKGROUND:

(A)	PGAM is qualified asset management company incorporated in Cayman Islands. PAM is qualified and asset management company incorporated in Hong Kong. Party A has appointed PGAM as advisor to provide asset management related services.

(B)	PGAM intends to delegate its duties as advisor to PAM including all responsibilities of the advisor services according to the advisory agreement between Party A and PGAM.

THE PARTIES AGREE THAT:

1.	Appointment of the Advisor

PGAM appoints PAM as advisor and PAM shall take all the responsibility of the advisor service according to the advisory agreement between Party A and PGAM., please refer to the advisory agreement signed by PGAM and Party A for more details in duties and service term.

2.	Advisory Fee

2.1	PGAM shall pay all received from Party A in amount of US $ to PAM as advisory fee.

2.2	PGAM shall pay advisory fee to PAM no later than 10 days after collecting advisory fee from Party A. The payment shall not be postponed unless agreed by both parties.

3.	Amendment, Resignation and Termination

3.1	This Agreement may only be amended by written agreement between the parties hereto.

3.2	The agreement shall be deemed invalid when agreed by both parties or that the agreement cannot be executed due to force majeure.

3.3	The party that intends to resign shall give all other parties written notice, effective upon receiving.

3.4	On termination of this Agreement, the observant party shall be entitled to receive all fees and compensation accrued due up to the date of such termination.

4.	Governing Law

4.1	This agreement shall be governed by and constructed in accordance with the laws of Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”).

4.2	Any dispute, controversy or claim arising out of, in connection with or relating to this agreement, including the interpretation, validity, invalidity, breach or termination thereof, shall be settled by negotiation first, if not works, then by arbitration. The arbitration shall be conducted in Hong Kong at the Hong Kong International Arbitration Centre.

5.	This agreement shall come into force upon its due execution by the parties hereto with effect from the date when the authorized signatures and chops are in place.

6.	Both parties secure one copy of the agreement with equal legal force.

[Signature Pages Follow]

Prestige Global Asset Management Limited

Authorized signature:

Prestige Asset Management Limited

Authorized signature:

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